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                                                                    Exhibit 10.N


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of October 17, 1997, by and among Zila, Inc., a Delaware corporation, with headquarters located at 5227 North Seventh Street, Phoenix, Arizona 85014-2800 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Company has authorized the following new series of its Preferred Stock, par value $.001 per share (the "PREFERRED STOCK"): the Company's Series A Redeemable Convertible Preferred Stock (the "PREFERRED SHARES"), which shall be convertible into shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Preferred Shares, substantially in the form attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATIONS");

         C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of 30,000 units (the "Units"), each Unit consisting of (i) one (1) Preferred Share and (ii) warrants, in substantially the form attached hereto as Exhibit E (the "WARRANTS"), to acquire 12 shares of Common Stock for each Preferred Share purchased, which Warrants shall expire three years after the date of issuance;

         D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

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         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

         1.       PURCHASE AND SALE OF UNITS.

                  a. Purchase of Units. The Company agrees to issue and sell to each Buyer and each Buyer agrees to purchase from the Company such number of Units as is set forth opposite each Buyer's name on the Schedule of Buyers. The purchase price (the "PURCHASE PRICE") per Unit shall be $1,000. Each Buyer's obligation to purchase Units hereunder is distinct and separate from each other Buyer's obligation to purchase Units and no Buyer shall be required to purchase hereunder more than the number of Units set forth opposite such Buyer's name on the Schedule of Buyers notwithstanding any failure by any other Buyer to purchase Units hereunder.

                  b. Form of Payment. Within three (3) calendar days after the date the Company and the Buyers execute and deliver this Agreement, (i) each Buyer shall deposit the Purchase Price with the escrow agent (the "ESCROW AGENT") identified in the Escrow Agreement, a form of which is attached hereto as Exhibit F (the "ESCROW AGREEMENT"), for the Preferred Shares to be issued and sold to such Buyer pursuant to the Escrow Agreement, by wire transfer of immediately available funds in accordance with the Escrow Agent's written wire instructions, and (ii) the Company shall deliver to the Escrow Agent stock certificates (in the denominations as each Buyer shall request) (the "STOCK CERTIFICATES") representing such number of the Preferred Shares which such Buyer will purchase (as indicated opposite such Buyer's name on the Schedule of Buyers), and the related Warrants, duly executed on behalf of the Company and registered in the name of such Buyer or its designee. By signing this Agreement, the Company and the Buyers agree to all of the terms and conditions of, and become parties to, the Escrow Agreement, all of the provisions of which are incorporated herein by this reference as if set forth in full. If the written notices contemplated by Section 2(b) of the Escrow Agreement are not received by the Escrow Agent by the end of the Escrow Period (as defined in the Escrow Agreement), then pursuant to Section 2(b) of the Escrow Agreement the Escrow Agent shall deliver to each Buyer seven (7) Warrants for each Unit set forth opposite such Buyer's name on the Schedule of Buyers (the "BREAK-UP WARRANTS").

                  c. The Closing Date. This transaction shall be closed in escrow (the "CLOSING") pursuant to the Escrow Agreement. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. Central Time, within three
(3) calendar days following the date hereof (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The date on which all of the conditions set forth in Sections 6 and 7 below are satisfied is referred to herein as the "Escrow Release Date."

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that:


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                  a. Investment Purpose. Such Buyer is acquiring the Preferred
Shares and the Warrants for its own account for investment only and not with a present view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Preferred Shares or Warrants for any minimum or other specific term and reserves the right to dispose of the Preferred Shares and Warrants at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  b. Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

                  c. Reliance on Exemptions. Such Buyer understands that the Preferred Shares and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such Preferred Shares and Warrants.

                  d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units, the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares [as defined in Section 2(g) below] (collectively, the "SECURITIES") which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what such Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.

                  e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. Transfer or Resale. Such Buyer understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and the Securities may not be offered for sale, sold, assigned or transferred unless (A) the resale of the Securities has been registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such Securities to be sold, assigned or transferred may


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be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred under Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"), or (D) sold or transferred to an affiliate of such Buyer who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2(f) and who is an Accredited Investor; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (other than pursuant to the Registration Rights Agreement).

                  g. Legends. Such Buyer understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Conversion Shares and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") has been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by such Buyer under Rule 144, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Securities is registered under the 1933 Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement), (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in


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comparable transactions, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold under Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act.

                  h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  i. Residency. Such Buyer is a resident of that jurisdiction specified in its address on the Schedule of Buyers.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Buyers that:

                  a. Organization and Qualification. The Company and each of its subsidiaries (a complete list of which is set forth in Schedule 3(a)) is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, (ii) the Securities or (iii) the ability of the Company to perform its obligations hereunder or under the Certificate of Designations, the Warrants or the Registration Rights Agreement.

                  b. Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue and sell the Securities in accordance with the terms hereof and thereof, (ii) the execution, delivery and performance of the Transaction Documents and the Certificate of Designations by the Company and the


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consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

                  c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which as of the date hereof, 32,583,647 shares were issued and outstanding, 3,256,515 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 4,447,278 shares are reserved for issuance pursuant to securities (other than pursuant to the Company's stock option and purchase plans and other than upon conversion or exercise, as applicable, of the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 2,500,000 shares of Preferred Stock, of which as of the date hereof, no shares were issued and outstanding. All of such outstanding shares have been, or upon issuance in accordance with the terms of any such options, warrants or other securities, will be, validly issued, fully paid and nonassessable. Except as disclosed in this Section 3(c) or in Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in this Section 3(c) or in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement) and (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries. Except as disclosed in Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the


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Certificate of Designations and the Warrants. The Company has furnished to the
Buyers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and true and correct copies of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  d. Issuance of Securities. The Preferred Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens, charges and encumbrances with respect to the issue thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations. 7,000,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and upon exercise of the Warrants. In addition, the Company covenants that it shall not reserve for issuance or issue (other than those shares described as reserved for issuance in Section 3(c) or in Schedule 3(c)) an additional 2,500,000 shares of authorized Common Stock without first obtaining the prior written consent of all of the holders of the Preferred Shares and the Warrants. If the Company increases the number of authorized shares of its Common Stock as set forth in its Certificate of Incorporation, it shall reserve said additional 2,500,000 shares for the purposes of this Agreement (in addition to any other additional reservation of shares required hereby). Upon conversion or exercise in accordance with the Certificate of Designations or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties set forth in Section 2, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  e. No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designations and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, Warrants, Conversion Shares and Warrant Shares) and thereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution rights), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or


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exchange on which the Common Stock is traded or listed) applicable to the
Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in violation of the Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of Preferred Stock or the By-laws or their organizational charter or by-laws, respectively, or any agreement, indenture, or instrument to which the Company or any of its subsidiaries is a party. The business of the Company and its subsidiaries is not being conducted and shall not be conducted, so long as any Buyer owns any Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement, the Warrants and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations under the Certificate of Designations, in each case in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market as in effect on the date of this Agreement and the Closing Date and does not reasonably anticipate that the Common Stock will be delisted from the Nasdaq National Market in the foreseeable future.

                  f. SEC Documents; Financial Statements. Since July 31, 1996, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Conversion Shares and Warrant Shares by the Buyers or any Investor (as defined in the Registration Rights Agreement). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of


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
unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements, (ii) liabilities not required by generally accepted accounting principles ("GAAP") to be disclosed on a balance sheet prepared in accordance with GAAP, and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i), (ii) and (iii) individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                  g. Absence of Certain Changes. Except as disclosed in Schedule 3(g), since July 31, 1997 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  h. Absence of Litigation. Except as disclosed in Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries, or any of their respective directors and officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

                  i. Acknowledgment Regarding Buyers' Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that none of the Buyers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the


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
Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  j. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, which has not been publicly announced or disclosed in writing to the Buyers.

                  k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq National Market, nor will the Company or any of its subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  m. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that relations with their employees are good.

                  n. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted or as presently contemplated to be conducted in the future. Except as set forth on Schedule 3(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  o. Environmental Laws. (i) The Company and its subsidiaries are operating and have operated their businesses in compliance with all applicable Environmental and Safety Requirements; (ii) there are no Hazardous Materials present at the property in which such businesses are conducted (other than those present in office supplies and cleaning/maintenance materials) that could cause or give rise to liabilities or response obligations under any Environmental and Safety Requirements; (iii) the Company and its subsidiaries have disposed of all waste materials generated by the Company or at any facilities presently or formerly owned or operated by the Company or its subsidiaries in compliance with applicable Environmental and Safety Requirements; (iv) there are and have been no facts, events, occurrences or conditions at or related to any facility presently or formerly owned or operated by the Company or its subsidiaries that could cause or give rise to liabilities or response obligations under any Environmental and Safety Requirements; and (v) the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable Environmental and Safety Requirements to conduct their respective businesses. The term "Environmental and Safety Requirements" means any foreign, federal, state and local laws, statutes, regulations or other requirements relating to the protection, preservation or conservation of the environment or worker health and safety, all as amended or reauthorized. The term "Hazardous Materials" means "hazardous substances," as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., "hazardous wastes," as defined by the Resource Conservation Recovery Act, 42 U.S.C. Section 6901 et seq., asbestos in any form or condition, polychlorinated biphenyls and any other material, substance or waste to which liability or standards of conduct may be imposed under any Environmental and Safety Requirement.

                  p. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  q. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged and/or for the conduct of the Company's operations and its business. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  r. Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  s. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  t. No Materially Adverse Contracts, Etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  u. Tax Status. Except as set forth on Schedule 3(u), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. No issues have been raised and none are pending by and no notice of any audit has been received from, the Internal Revenue Service or any other taxing authority in connection with any above-referenced returns or reports, and no waivers of statutes of limitations have been given or requested with respect to the Company or its subsidiaries.

                  v. Certain Transactions. Except as set forth on Schedule 3(v) and in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  w. Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designations and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. The Company and its Board of Directors believe that the transactions contemplated by the Transaction Documents are in the best interest of the Company and its stockholders.

                  x. Brokers. Except as set forth in Section 9(m) hereof, no broker, finder, or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by the Transaction Documents, and the Company shall pay, and indemnify and hold harmless the Buyers from, any claim made against the Buyers by such entity or any other person for any such commission, fee or other compensation.

                  y. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  z. Corporate Existence. So long as the Buyers beneficially own any of the Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (if such is not the Company) (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion in full of all Preferred Shares and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on one of the national securities exchanges or automated quotation systems described in Section 4(h). Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in a merger (if the Company is not the surviving or successor entity), consolidation or sale of all or substantially all of its assets at any time while any of the Securities are outstanding without providing the Buyers with written notice of such transaction (including the proposed record date and consummation date with respect to such transaction) at least seventy-five (75) days prior to the earlier of (i) the record date for determining stockholders entitled to vote with respect to any such transaction, if applicable, and (ii) the proposed date of consummation of the transaction.

         4.       COVENANTS.

                  a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                  c. Reporting Status. Until the date on which (i) the Investors shall have sold all the Conversion Shares and the Warrant Shares and (ii) none of the Preferred Shares or Warrants is outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  d. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

                  e. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of the number of shares of Common Stock then needed to provide for the issuance of the Conversion Shares and the Warrant Shares upon the conversion or exercise, as applicable, of the Preferred Shares and Warrants then outstanding.

                  g. Limitation on Short Sales of the Common Stock. Each Buyer agrees that it will not enter into a "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of Common Stock at a price less than 125% of the Closing Bid Price on the trading date immediately preceding the Closing Date until such time as such Buyer no longer holds any Preferred Shares or Warrants; provided, however, that a sale which would otherwise be deemed a "short sale" shall not be prohibited by this Agreement so long as the Buyer submits on the date of such sale a notice of conversion of Preferred Shares and/or a notice of exercise of Warrants entitling such Buyer to receive a number of shares of Common Stock at least equal to the number of shares so sold.

                  h. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including the Nasdaq National Market and The Nasdaq SmallCap Market), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Certificate of Designations. The Company shall maintain the Common Stock's authorization for quotation and trading on the Nasdaq National Market, The Nasdaq SmallCap Market, The New York Stock Exchange, Inc. ("NYSE") or The American Stock Exchange, Inc. ("AMEX") and comply with reporting, filing and other obligations under the rules thereof. Neither the Company nor any of its subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX. The Company shall promptly provide to each Buyer copies of any notices it receives from the Nasdaq National

Market, The Nasdaq SmallCap Market, NYSE or AMEX regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

                  i. Proxy Statement. If (i) at any time the Market Price (as defined in the Certificate of Designations) of the Common Stock is less than $6.50 per share, or (ii) on July 1, 1998, the Market Price of the Common Stock is less than $7.00 per share, the Company shall call a special meeting of its stockholders within 60 days of such event. The Company shall provide each stockholder entitled to vote at such meeting of stockholders of the Company, a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder's affirmative vote at such stockholder meeting for approval of (x) the Company's issuance of the Securities as described in this Agreement and (y) an increase in the authorized number of shares of Common Stock of the Company to such number as the Board of Directors of the Company shall recommend (but not less than an additional 5,000,000), and the Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Securities and increase in the number of authorized shares of Common Stock and cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposals. The Company shall cause the Board of Directors to reserve for issuance upon conversion of the Preferred Shares and exercise of the Warrants an additional 5,000,000 shares of Common Stock from the additional shares so authorized.

         5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). To the extent and during the periods provided in Sections 2(f) and 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act or without an exemption therefrom) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to sell pursuant to an effective Registration Statement or in compliance with an exemption from the registration requirements of applicable securities laws. If a Buyer provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in similar transactions, that registration of a resale by such Buyer of any of such Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legends. The Company acknowledges that a breach by it of its obligations under this Agreement will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions hereunder, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The obligation of the Company hereunder to issue and sell the Preferred Shares to each Buyer on the Escrow Release Date is subject to the satisfaction, at or before the Escrow Release Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Escrow Agent and each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents and delivered the same to the Company.

                  (ii) Such Buyer shall have delivered to the Escrow Agent the Purchase Price for the Preferred Shares being purchased by such Buyer by wire transfer of immediately available funds pursuant to the wire instructions provided by the Escrow Agent.

                  (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Escrow Release Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Escrow Release Date.

                  (iv) The Company shall have acquired all of the stock or all or substantially all of the assets of Oxycal Laboratories, Inc. (the "Target Company") for cash in an amount not to exceed $30,000,000 (the "ACQUISITION") within 14 business days following the Closing Date (or such longer period as may be provided for pursuant to the Escrow Agreement).

                  (v)  All 30,000 Units shall have been sold.

         7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  The obligation of each Buyer hereunder to purchase the Preferred Shares on the Escrow Release Date is subject to the satisfaction, at or before the Escrow Release Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                  (i) The Company shall have executed each of the Transaction Documents, and delivered the same to the Buyers.

                  (ii) The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to the Buyers.

                  (iii) The Common Stock shall be authorized for quotation on the Nasdaq National Market, The Nasdaq SmallCap Market, NYSE or AMEX, trading in the Common Stock issuable upon conversion of the Preferred Shares and the exercise of the related Warrants to be traded on the Nasdaq National Market, The Nasdaq SmallCap Market, NYSE or AMEX shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc., NYSE or AMEX and all of the Conversion Shares and Warrant Shares issuable upon conversion of the Preferred Shares and exercise of the related Warrants to be sold in escrow at the Closing shall be listed upon the Nasdaq National Market, The Nasdaq SmallCap Market, NYSE or AMEX.

                  (iv) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Escrow Release Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Escrow Release Date. Without limiting the generality of the foregoing, neither the Company nor any of its subsidiaries shall have experienced any Material Adverse Effect. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Escrow Release Date regarding the representation contained in Section 3(c) above.

                  (v) The Buyers shall have received the opinion of the Company's counsel dated as of the Escrow Release Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto.

                  (vi) The Company shall have executed and delivered to the Escrow Agent the Warrants and the Stock Certificates (in such denominations as each Buyer shall request) for the Preferred Shares being purchased by such Buyer.

                  (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Buyer (the "RESOLUTIONS").

                  (viii) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, at least 7,000,000 shares of Common Stock.

                  (ix) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D-1 with respect to the Warrants and Exhibit D-2 with respect to the Preferred Shares, shall have been delivered to the Transfer Agent.

                  (x) The Company shall have delivered to the Buyers a certificate evidencing the incorporation and good standing of the Company and each subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                  (xi) The Company shall have delivered to the Buyers certified copies of its Certificate of Incorporation and Bylaws, each as in effect at the Closing Date.

                  (xii) The Company shall have delivered to the Buyers such other documents relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.

                  (xiii) The Company shall have consummated its Acquisition of the Target Company (in accordance with the terms, conditions and provisions previously disclosed to the Buyers) within 14 business days following the Closing Date (or such longer period as may be provided for pursuant to the Escrow Agreement) and shall have delivered a written notice to the Escrow Agent to such effect with a copy to the Buyers.

                  (xiv) All 30,000 Units shall have been sold.

         8.       INDEMNIFICATION.

                  In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, the Certificate of Designations or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, the Certificate of Designations or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         9.       GOVERNING LAW; MISCELLANEOUS.

                  a. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and holders of its securities. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                  c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

                  f. Notices. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party); (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Zila, Inc.
                  5227 North Seventh Street
                  Phoenix, Arizona  85014-2800
                  Telephone: 602-266-6700
                  Facsimile: 602-234-2264
                  Attention: President

         With a copy to:

                  Streich Lang, P.A.
                  Renaissance One
                  Two North Central Avenue
                  Phoenix, Arizona  85504-2391
                  Telephone: 602-229-5509
                  Facsimile: 602-229-5890
                  Attention: Kevin Tourek, Esq.

         If to the Transfer Agent:

                  American Securities Transfer, Inc.
                  938 Quail Street
                  Lakewood, Colorado 80215
                  Telephone: 303-234-5300
                  Facsimile: 303-234-5340

         If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers.

         Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. Except as in compliance with Section 3 of the Certificate of Designations, the Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of all of the Preferred Shares then outstanding including by merger or consolidation. A Buyer may assign some or all of its rights hereunder to affiliates or associates of such Buyer, without the consent of the Company, and to others, with the consent of the Company.
 The Company shall make arrangements with its counsel so that any assignee may rely on the opinion of the Company's counsel (in the form set forth in Exhibit C hereto) to the same extent as the original Buyer.

                  h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  j. Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before seven (7) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(i) above.

                  m. Placement Agent. The Company acknowledges that it has engaged a placement agent in connection with the sale of the Preferred Shares and the Warrants, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

                  n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                            BUYERS:

ZILA, INC.                          OLYMPUS SECURITIES, LTD.



By: /s/ Joseph Hines                By: /s/ Anne Dupy
   ----------------------------        ----------------------------
Name: Joseph Hines                  Name: Anne Dupuy
Its: President                      Its:  Officer



                                    NELSON PARTNERS


                                    By: /s/ Anne Dupuy
                                       ----------------------------
                                    Name: Anne Dupuy
                                    Its: Officer



                                    LEONARDO, L.P.


                                    By: Angelo, Gordon & Co., L.P.
                                        General Partner


                                    By: /s/ Michael L. Gordon
                                       ----------------------------
                                    Name: Michael L. Gordon
                                    Its: Chief Operating Officer



                                    GAM ARBITRAGE INVESTMENTS, INC.


                                    By: Angelo, Gordon & Co., L.P.
                                        Investment Adviser

                                    By: /s/ Michael L. Gordon
                                       ----------------------------
                                    Name: Michael L. Gordon
                                    Its: Chief Operating Officer


                                    AG SUPER FUND INTERNATIONAL
                                      PARTNERS, L.P.

                                    By: Angelo, Gordon & Co., L.P.
                                        General Partner


                                    By: /s/ Michael L. Gordon
                                       ----------------------------
                                    Name: Michael L. Gordon
                                    Its: Chief Operating Officer


                                    RAPHAEL, L.P.



                                    By: /s/ Michael L. Gordon
                                       ----------------------------
                                    Name: Michael L. Gordon
                                    Its: Chief Operating Officer


                                    RAMIUS FUND, LTD.

                                    By: AG Ramius Partners, L.L.C.
                                        Investment Adviser


                                    By: /s/ Michael L. Gordon
                                       ----------------------------
                                    Name: Michael L. Gordon
                                    Its: Managing Officer


                                    HICK INVESTMENTS, LTD.

                                    By: AG Ramius Partners, L.L.C.
                                        Investment Adviser


                                    By: /s/ Michael L. Gordon
                                       ----------------------------

                                    Name: Michael L. Gordon
                                    Its: Managing Officer

                                    CAPITAL VENTURES
                                     INTERNATIONAL

                                    By: Heights Capital Management, Inc.,
                                          as Agent

                                    By: /s/ Andrew Frost
                                    Name: Andrew Frost
                                    Its: President

                               SCHEDULE OF BUYERS





        INVESTOR NAME                     INVESTOR ADDRESS           NUMBER OF    INVESTOR'S REPRESENTATIVES' ADDRESS
                                        AND FACSIMILE NUMBER           UNITS              AND FACSIMILE NUMBER
-----------------------------      -------------------------------  ------------  -----------------------------------
Olympus Securities, Ltd.           c/o Leeds Management Services       4,500      Citadel Investment Group, L.L.C.
                                   129 Front Street                               225 West Washington Street
                                   Hamilton HM 12                                 Chicago, Illinois  60606
                                   Bermuda                                        Attention: Ken Griffin
                                   Attn:  Anne Dupuy                                         Michael Hughes
                                   Facsimile:  (441) 292-2239                     Facsimile: (312) 368-4347

                                                                                  Katten Muchin & Zavis
                                                                                  525 West Monroe Street
                                                                                  Chicago, Illinois  60661
                                                                                  Attention: Wesley Nissen
                                                                                             Kevin Barney
                                                                                  Facsimile: (312) 902-1061


Nelson Partners                    c/o Leeds Management Services       5,500      Citadel Investment Group, L.L.C.
                                   129 Front Street                               225 West Washington Street
                                   Hamilton HM 12                                 Chicago, Illinois  60606
                                   Bermuda                                        Attention: Ken Griffin
                                   Attn:  Anne Dupuy                                         Michael Hughes
                                   Facsimile:  (441) 292-2239                     Facsimile: (312) 368-4347

                                                                                  Katten Muchin & Zavis
                                                                                  525 West Monroe Street
                                                                                  Chicago, Illinois  60661
                                                                                  Attention: Wesley Nissen
                                                                                             Kevin Barney
                                                                                  Facsimile: (312) 902-1061


Leonardo, L.P.                     _Angelo, Gordon & Co., L.P.         6,100
                                   245 Park Avenue - 26th Floor
                                   New York, New York  10167
                                   Attn:  Gary Wolf
                                   Facsimile:  (212) 867-6449

GAM Arbitrage Investments, Inc.    _Angelo, Gordon & Co., L.P.          500
                                   245 Park Avenue - 26th Floor
                                   New York, New York  10167
                                   Attn:  Gary Wolf
                                   Facsimile:  (212) 867-6449

AG Super Fund International        _Angelo, Gordon & Co., L.P.          500
Partners, L.P.                     245 Park Avenue - 26th Floor
                                   New York, New York  10167
                                   Attn:  Gary Wolf
                                   Facsimile:  (212) 867-6449

Raphael, L.P.                      _Angelo, Gordon & Co., L.P.         1,000
                                   245 Park Avenue - 26th Floor
                                   New York, New York  10167
                                   Attn:  Gary Wolf
                                   Facsimile:  (212) 867-6449

Ramius Fund, Ltd.                  _Angelo, Gordon & Co., L.P.         1,400
                                   245 Park Avenue - 26th Floor

        INVESTOR NAME                     INVESTOR ADDRESS           NUMBER OF    INVESTOR'S REPRESENTATIVES' ADDRESS
                                        AND FACSIMILE NUMBER           UNITS              AND FACSIMILE NUMBER
-----------------------------      -------------------------------  ------------  -----------------------------------
                                   New York, New York  10167
                                   Attn:  Gary Wolf
                                   Facsimile:  (212) 867-6449

Hick Investments, Ltd.             _Angelo, Gordon & Co., L.P.          500
                                   245 Park Avenue - 26th Floor
                                   New York, New York  10167
                                   Attn:  Gary Wolf
                                   Facsimile:  (212) 867-6449

Capital Ventures International     _Heights Capital Management, Inc.   10,000     Klehr, Harrison, Harvey,
                                   425 California Street                            Branzburg & Ellers
                                   Suite 1100                                     1401 Walnut Street
                                   San Francisco, California  94104               Philadelphia, Pennsylvania  19109
                                   Attn:  Michael Spolan                          Attention:  Steve Burdumy
                                   Facsimile:  (415) 403-6525                                 Gerald Stahlecker
                                                                                  Facsimile:  (215) 568-6603

                                  SCHEDULE 3(a)

                                  SUBSIDIARIES

                                  SCHEDULE 3(c)

                                 CAPITALIZATION

                                  SCHEDULE 3(e)

                                    CONFLICTS

                                  SCHEDULE 3(g)

                                MATERIAL CHANGES

                                  SCHEDULE 3(h)

                                   LITIGATION

                                  SCHEDULE 3(n)

                              INTELLECTUAL PROPERTY

                                  SCHEDULE 3(p)

                                      LIENS

                                  SCHEDULE 3(u)

                                   TAX STATUS

                                  SCHEDULE 3(v)

                              CERTAIN TRANSACTIONS

                                  SCHEDULE 4(d)

                                 USE OF PROCEEDS

                                    EXHIBIT A

                FORM OF CERTIFICATE OF DESIGNATIONS, PREFERENCES
                       AND RIGHTS OF THE PREFERRED SHARES


Attached hereto.

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT


Attached hereto.

                                    EXHIBIT C

                         FORM OF COMPANY COUNSEL OPINION



Attached hereto.

                                   EXHIBIT D-1

           FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS - WARRANTS



Attached hereto.

                                   EXHIBIT D-2

       FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS - PREFERRED SHARES



Attached hereto.

                                    EXHIBIT E

                                 FORM OF WARRANT



Attached hereto.

                                    EXHIBIT F

                            FORM OF ESCROW AGREEMENT



Attached hereto.